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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                 --------------

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 14, 2004

                                 --------------

                           ILINC COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its charter)



          DELAWARE                        1-13725                 76-0545043
(State or other jurisdiction      (Commission File Number)    (I.R.S. Employer
of incorporation or organization)                            Identification No.)

2999 NORTH 44TH STREET, SUITE 650, PHOENIX, ARIZONA                  85018
     (address of principal executive offices)                     (Zip Code)

                                 (602) 952-1200
              (Registrant's telephone number, including area code)

                                 --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


On December 14, 2004, BDO Seidman, LLP ("BDO") informed the Audit Committee of iLinc Communications, Inc. (the "Company") of its resignation as the Company's independent accountants.

Additionally, on December 16, 2004 the Audit Committee has engaged on behalf of the Company the firm of Epstein Weber & Conover, PLC as its independent accountants. Epstein Weber & Conover, PLC will audit the consolidated financial statements for the Company for the fiscal year ending March 31, 2005.

The reports of BDO on the Company's audited consolidated financial statements for the fiscal years ended March 31, 2003 and 2004, respectively, contained no adverse opinion or disclaimer of opinion and were not qualified as to audit scope or accounting principle except that those reports contained an explanatory paragraph expressing substantial doubt regarding the Company's ability to continue as a going concern.

In connection with its audits for the fiscal years ended March 31, 2003 and March 31, 2004, respectively, and through December 14, 2004, there have been no disagreements between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BDO would have caused them to make reference thereto in their report on the Company's audited consolidated financial statements for such years.

During the fiscal years ended March 31, 2003 and 2004, respectively, and through December 14, 2004, there have been no reportable events as defined in Regulation S-K Item 304(a)(1)(v), except that: (i) on August 11, 2004, the Company's independent auditors orally notified the Company's Audit Committee that they had identified significant deficiencies regarding the Company's internal controls. The deficiencies noted were the lack of sufficient management oversight over and the proper segregation of duties of the accounting department; and, (ii) on November 12, 2004, the Company's independent registered public accountants orally notified the Company's Audit Committee that they had identified a material weakness regarding the Company's internal controls. The material weakness noted was the lack of sufficient control over the sales order and revenue recognition process. The Company has authorized the Company's former accountant, BDO, to respond fully to the inquiries of the successor accountant concerning the subject matter of the material weakness.

Management of the Company has informed the Audit Committee that it has hired appropriate personnel and made changes in assigned roles and responsibilities to correct for the noted significant deficiencies, and has informed the Audit Committee that it is in the process of changing procedures to correct the noted material weakness. BDO has not updated their understanding of these matters, as such these matters remain open and unresolved with BDO.

The Company has requested that BDO furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated January 11, 2005 is filed as an Exhibit to this Form 8-K/A.

For the two most recent fiscal years of the Company ended March 31, 2003 and 2004 and the subsequent interim period through December 14, 2004, the Company did not consult Epstein Weber & Conover, PLC regarding the application of accounting principles to a specified transaction, type of audit opinion that might be rendered on the Company's financial statements, or any other accounting, auditing or reporting matter.



ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.*

The following exhibit is filed herewith:


EXHIBIT NUMBER             DESCRIPTION
--------------------------------------

16.1 Letter from BDO Seidman, LLP regarding change in certifying accountant.



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* Also filed pursuant to Item 4.01.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           iLINC COMMUNICATIONS, INC.


                                           By: /S/ JAMES M. POWERS, JR.
                                             -----------------------------------
                                           President and Chief Executive Officer
Date:  January 11, 2005


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION OF EXHIBITS
------         -----------------------

  16.1 Letter from BDO Seidman, LLP regarding change in certifying accountant.